MUZINICH CREDIT OPPORTUNITIES FUND

Supplement dated December 4, 2019 to the
Summary Prospectus dated April 30, 2019

Closing of Class A Shares

The Board of Trustees (the “Board”) of the Trust has approved closing the Class A Shares of the Muzinich Credit Opportunities Fund (the “Fund”). Effective at the close of business on December 27, 2019 (the “Conversion Date”), the outstanding Class A Shares of the Fund will be converted to Institutional Shares of the Fund (the “Class Conversion”). The Fund will cease offering Class A Shares after the close of business on December 4, 2019. The Class Conversion will be completed based on the share class relative net asset values on the Conversion Date, without the imposition of any sales charge or any other charge. As a result of the Class Conversion, shareholders holding Class A Shares of the Fund as of the Conversion Date will benefit from the Institutional Shares’ lower shareholder fees and annual fund operating expenses relative to the Class A Shares.

In addition, for Class A shareholders currently enrolled in the Automatic Investment Plan or Systematic Withdrawal Plan, after the Class Conversion such shareholders will automatically begin purchasing Institutional Shares through the Automatic Investment Plan or redeeming their Institutional Shares through the Systematic Withdrawal Plan under the same terms and conditions. Likewise, following the Class Conversion, reinvested distributions will be reinvested in Institutional Shares.
The Class Conversion is intended to be tax-free, meaning that the Fund’s Class A shareholders will become Institutional Shares without realizing any gain or loss for federal tax purposes, although each shareholder should consult with his or her own tax adviser.
Please see the Fund’s Prospectus for more information about the fees and expenses associated with Institutional Shares of the Fund.
No action is required to effect the Class Conversion.
Effective as of the Conversion Date, all references to Class A Shares, with respect to the Credit Opportunities Fund, are deleted from the Summary Prospectus.
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Please retain this Supplement with the Summary Prospectus.